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                                                                  EXHIBIT 10(ee)

                               AMENDMENT NO. 1
                                     TO
                        AMERICAN DENTAL PARTNERS, INC.
             AMENDED AND RESTATED 1996 AFFILIATE STOCK OPTION PLAN
             -----------------------------------------------------

     The American Dental Partners, Inc. Amended and Restated 1996 Affiliate Stock Option Plan (the "Plan") is hereby amended pursuant to the following provisions:

     1. Definitions
        -----------

     All capitalized terms used in this amendment which are not otherwise defined herein shall have the respective meanings given such terms in the Plan.

     2. Shares Subject To Plan
        ----------------------

     The maximum aggregate number of Shares which may be issued under the Plan, as set forth in (S)4 of the Plan (as previously adjusted pursuant to (S)9 of the Plan), is hereby decreased by 100,000 Shares to a total of 110,000 Shares.

     3. Effective Date; Construction
        ----------------------------

     The effective date of this amendment is February 27, 1998, and this amendment shall be deemed to be a part of the Plan as of such date. In the event of any inconsistencies between the provisions of the Plan and this amendment, the provisions of this amendment shall control. Except as modified by this amendment, the Plan shall continue in full force and effect without change.